SUPPLEMENT DATED JANUARY 1, 2023
TO THE PROSPECTUS and
STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2022
OF VANECK FUNDS

CM Commodity Index Fund
Class A: CMCAX / Class I: COMIX / Class Y: CMCYX

IMPORTANT NOTICE REGARDING MANAGEMENT FEE REDUCTION

This Supplement updates certain information contained in the above-dated Prospectus and Statement of Additional Information (“SAI”) for VanEck Funds (the “Trust”) regarding CM Commodity Index Fund (the “Fund”). You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.1115 or visiting the VanEck website at www.vaneck.com.

Effective immediately, Van Eck Absolute Return Advisers Corporation, the investment adviser to the Fund (the “Adviser”) has agreed to lower the management fee for the Fund from 0.75% to 0.65% of the Fund’s average daily net assets.

Accordingly, the Prospectus is supplemented as follows:

With respect to the Fund, the section of the Prospectus entitled “Summary Information—Fund Fees and Expenses—Annual Fund Operating Expenses” and the accompanying footnotes on page 1 of the Prospectus are hereby deleted and replaced with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I	Class Y
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	0.00%
Other Expenses	0.38%	0.15%	0.23%
Total Annual Fund Operating Expenses	1.28%	0.80%	0.88%
Fee Waivers and/or Expense Reimbursements 2 3	-0.33%	-0.15%	-0.18%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.95%	0.65%	0.70%

1    A contingent deferred sales charge for Class A shares of 1.00% for one year applies to redemptions of qualified commissionable shares purchased at or above the $1 million breakpoint level.

2    Van Eck Absolute Return Advisers Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 0.95% for Class A, 0.65% for Class I, and 0.70% for Class Y of the Fund’s average daily net assets per year until May 1, 2024. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

3 Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees.

In addition, the section of the Prospectus entitled “Summary Information—Expense Example” on page 1 of the Prospectus is hereby deleted and replaced with the following:

EXPENSE EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and applies fee waivers and/or expense reimbursements, if any, for the periods indicated above under “Annual Fund Operating Expenses.” Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$666	$927	$1,207	$2,004
Class I	Sold or Held	$66	$240	$429	$976
Class Y	Sold or Held	$72	$263	$470	$1,068

Accordingly, the SAI is supplemented as follows:

The third paragraph of the section of the SAI entitled “Investment Advisory Services” is hereby deleted and replaced with the following:

VEAC and VEARA each serve as investment manager to the applicable Funds pursuant to an investment advisory agreement between the Trust and such Adviser (each, an “Advisory Agreement”). The advisory fee paid pursuant to each Advisory Agreement is computed daily and paid monthly by each Fund to its Adviser at the following annual rates: CM Commodity Index Fund pays VEARA a fee at the annual rate of 0.65% of the Fund’s average daily net assets, which includes the fee paid to VEARA for accounting and administrative services; Emerging Markets Fund pays VEAC a fee at the annual rate of 0.75% of average daily net assets of the Fund; Emerging Markets Leaders Fund pays VEAC a fee at the annual rate of 0.75% of the Fund's average daily net assets, which includes the fee paid to VEAC for accounting and administrative services; Environmental Sustainability Fund pays VEAC a fee at the annual rate of 0.75% of the Fund's average daily net assets, which includes the fee paid to VEAC for accounting and administrative services; Global Resources Fund pays VEAC a fee at the annual rate of 1.00% of the first $2.5 billion of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $2.5 billion, which includes the fee paid to VEAC for accounting and administrative services; International Investors Gold Fund pays VEAC a fee at the annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, 0.65% of the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million; Emerging Markets Bond Fund pays VEAC a fee at the annual rate of 0.80% of the first $1.5 billion of average daily net assets of the Fund and 0.75% of average daily net assets in excess of $1.5 billion, which includes the fee paid to VEAC for accounting and administrative services; and VanEck Morningstar Wide Moat Fund pays VEAC a fee at the annual rate of 0.45% of average daily net assets, which includes the fee paid to VEAC for accounting and administrative services. Each class of a Fund’s shares pays its proportionate share of the Fund’s fee. For purposes of calculating these fees for the International Investors Gold Fund and CM Commodity Index Fund, the net assets of each Fund include the value of each Fund’s interest in the Gold Subsidiary and the CMCI Subsidiary, respectively. Each of the Gold Subsidiary and the CMCI Subsidiary does not pay VEAC or VEARA, respectively, a fee for managing the Gold Subsidiary’s or the CMCI Subsidiary’s portfolio.

Please retain this supplement for future reference.